UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36571 (Commission File Number)	20-4827488 (IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421
(Address of principal executive offices, including Zip Code)

(781) 761-4646
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On August 3, 2017, T2 Biosystems, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended June 30, 2017 and held a conference call to discuss those results.  A copy of the Company’s press release and a copy of the transcript of the conference call are furnished with this report as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued August 3, 2017

99.2	Transcript of conference call held by T2 Biosystems, Inc. on August 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2017	T2 BIOSYSTEMS, INC.

	By:	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks
SVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued August 3, 2017
99.2	Transcript of conference call held by T2 Biosystems, Inc. on August 3, 2017